EXHIBIT 10.2

                         LIST OF DISTRIBUTION AGREEMENTS



Name of Distributor                             Product

China Hua Yuan Anima Industry Company           Compound Ginseng capsule

GanSu FuHe Medicine Company                     Compound Ginseng capsule

GuangDong JiDong Medicine Industry Company      Compound Ginseng capsule

HuBiaoHang (Xi'an) NanYang Cordial Company      Compound Ginseng capsule

ShaanXi GuangDa Medicine Industry Company       Compound Ginseng capsule

ShaanXi XinYuan Masterminding Company           Tian Pain Relief Capsule

                            SALES AGENCY AGREEMENT OF
                     XI'AN TIAN'AN PHARMACEUTICAL CO., LTD.

Party A:Xi'an Tian'an Pharmaceutical Co.,Ltd.(shortened form: party A)

Party B:China HuaYuan Anima Industry Company (shortened form: party B)

      To develop medicine industry and satisfy the requirements of the patients, and enlarge the products market of Party A, through consultation by parties, which are accordance with Economic Contract Law of the People's Republic of China, Pharmaceutical Administration Law of The People's Republic of China and other laws and statutes to make this agreement by parties.

1.    Sales Territory and Purview Clauses

      Party A identify with Party B as first marketing agent in HuaBei region, and the purview of Party B include hereinafter: to be responsible the business, promotion, contract, employment medical representatives, the management team, organizational development and clinical follow-up promotion, organizations related to the products in HuaBei region, such as academic activities for marketing operations, and assume the entire region sales tasks and expand oversea market with Party A.

2. Products

(1) Name: Compound Ginseng capsule
    Spec: 0.25g*60 granules/bottle   0.25g*72 granules/box

3. Price

     (1) Party A to Party B: Compound Ginseng capsule, 0.25g*60 granules/bottle The price is RMB 63.8/bottle (includes tax). Compound Ginseng capsule, 0.25g*72 granules/box The price is RMB 98/box (includes tax).
     (2) The price differences between settlement price and market price will be the expenses which are to market development including fees of operation, management, business stipend and bonus, and Party A will not pay more.
     (3) Party B shall not sell products to customers at a price below 75% of the trade price, except for special occasions, but with the agreements of Party A.

4. Settlement

     (1) After confirmation of the order, Party B shall remit full payment of the goods to the account appointed by Party A.
     (2) Party B shall pay the above part of the tax writ, which made out by Party A, accordance with the provisions of Party A.

     (3) Clients remit the payment of goods to the account of Party A, and Party A will remit the payment to the account of Party B in three days, which may be postponed when meets festivals and Party A will pay Party B postponed fees as 1%/day.

5. Task

      The sales requirements of Party B are:

           300 bottles of 0.25gx60 granules
           300 boxes of 0.25gx72 granules

      If Party B accomplished 80% of the annual sales target, Party A should think that Party B accomplish target, and if the sales achievement of Party B was below 80% of the target, even then, the Party A shall give Party a grace period, but if Party B would not accomplish it, which the Party A will consign new agents with the policy of market supplement agency, namely, the clients developed by Party B (clinical hospitals, agents, medicine multiple shops) will continue enjoy the contract price developed, to ensure the market share and think of the investment on market development by Party B in prior period. The undeveloped regions and clinical hospitals will be operated and developed by new agents. Party A is responsible for giving written introduction and assistance to new agents.

      Party A shall pay Party B development expenses when Party A violates above clause or can not achieve agreement with new agents.

6. Market Protection

     (1) To ensure the market development in order, Party A shall protect it and supply goods accordance with region code system, which the least unit is a code to check mess action.
     (2) Party A shall not consign any units or individuals in the region of Party B to sell the products herein the contract, or sell directly to any units or individuals in the region of Party B. Party A shall introduce them to Party B in these occasions.
     (3) Products of other regions come into the region herein the contract, which will be regarded as violation, and Party A will undertake it.
     (4) Products come out of the region of Party A to other regions, which will be regarded as violation, and Party B will undertake it.
     (5) If there are the violations herein above, and verified by parties, which the damage will pay the other party compensation of three times amount of over regions sales.

7. Responsible Terms by Party A

     (1) Party A ensures that the quality of the products providing to Party B meet the provisions and standards of the country and take any results or damage caused by quality.
     (2) Party A provide all legal documents, approvals, quality testing reports, price approvals and propagandizing materials about products sales.
     (3) Party A shall send out the products in three days after receiving the consignment notice of Party B, and the goods will send to the appointed place or person.
     (4) Party A shall give supports and instructions of academic, advertising and training about market of Party B.

8. Responsible Terms by Party B

     (1) Party B is responsible for organization of marketing, extending, assistance, clearing the payment of goods, personnel employment, masterminding advertising of products and so on, which Party B will undertake all the cost and the results of violation the law.
     (2) Party B is in duty bound to supervise the fake products in the market, and feedback the market news in time, to maintain the honor of Party A and the products.
     (3) Party B shall communicate with Party A in time about the need of the products, to the effect that Party A could arrange production plan in reason.
     (4) Party B has the duty to assort with academic, sales promotion and propaganda activities organized by Party A.

9. Violation of the stipulations

     (1) If either of the two parties is found to have violated the stipulations herein, the other party has the right to inquiry and the damage will undertake the economic losing.
     (2) Either of the two parties wishes to terminate the contract, he shall notice, in writing, the other party two months prior to its expiration.

10. Supplementary terms of agreement dispute

      All disputes arising from the execution of this Agreement shall be settled through friendly consultations. In case no settlement can be reached, the case in dispute shall then be submitted to the court at the seat of Party A.

11. Supplementary terms

      Other matters are not set in this contract, which can set supplementary terms.

12. This agreement, when duly signed by the both parties concerned, shall remain if force for one year.

Party A:   Xi'an Tian'an Pharmaceutical Co.,Ltd.
Address:  No.18 Torch Rd. East Development Zone, Xi'an City
Legal Person Representative: Weng JianJun
Tel: 029-85381616
Fax: 029-85381515
Date:Mar. 3rd 2006

Party B:   (Stamp) China HuaYuan Anima Industry Company
Address: No.58 Wei QiangXiao Village FengTai District, BeiJing City Post Code: 100073
Legal Person Representative: Wang YanHua
Tel: 010-63260247
Date: Mar. 3rd 2006

                            SALES AGENCY AGREEMENT OF
                     XI'AN TIAN'AN PHARMACEUTICAL CO., LTD.

Party A:  Xi'an Tian'an Pharmaceutical Co.,Ltd.(shortened form: party A)

Party B:  GanSu FuHe Medicine Company (shortened form: party B)

      To develop medicine industry and satisfy the requirements of the patients, and enlarge the products market of Party A, through consultation by parties, which are accordance with Economic Contract Law of the People's Republic of China, Pharmaceutical Administration Law of The People's Republic of China and other laws and statutes to make this agreement by parties.

2.    Sales Territory and Purview Clauses

      Party A identify with Party B as first marketing agent in GanSu province, and the purview of Party B include hereinafter: to be responsible the business, promotion, contract, employment medical representatives, the management team, organizational development and clinical follow-up promotion, organizations related to the products in GanSu province, such as academic activities for marketing operations, and assume the entire region sales tasks.

2. Products

(1) Name: Compound Ginseng capsule
   Spec: 0.25g*60 granules/bottle   0.25g*72 granules/box

3. Price

     (1) Party A to Party B: Compound Ginseng capsule, 0.25g*60 granules/bottle The price is RMB 63.8/bottle (includes tax). Compound Ginseng capsule, 0.25g*72 granules/box The price is RMB 98/box (includes tax).
     (2) The price differences between settlement price and market price will be the expenses which are to market development including fees of operation, management, business stipend and bonus, and Party A will not pay more.
     (3) Party B shall not sell products to customers at a price below 75% of the trade price, except for special occasions, but with the agreements of Party A.

4. Settlement

     (1) After confirmation of the order, Party B shall remit full payment of the goods to the account appointed by Party A.
     (2) Party B shall pay the above part of the tax writ, which made out by Party A, accordance with the provisions of Party A.

     (3) Clients remit the payment of goods to the account of Party A, and Party A will remit the payment to the account of Party B in three days, which may be postponed when meets festivals and Party A will pay Party B postponed fees as 1%/day.

5. Task

      The sales requirements of Party B are:

        300 bottles of 0.25gx60 granules
        250 boxes of 0.25gx72 granules

      If Party B accomplished 80% of the annual sales target, Party A should think that Party B accomplish target, and if the sales achievement of Party B was below 80% of the target, even then, the Party A shall give Party a grace period, but if Party B would not accomplish it, which the Party A will consign new agents with the policy of market supplement agency, namely, the clients developed by Party B (clinical hospitals, agents, medicine multiple shops) will continue enjoy the contract price developed, to ensure the market share and think of the investment on market development by Party B in prior period. The undeveloped regions and clinical hospitals will be operated and developed by new agents. Party A is responsible for giving written introduction and assistance to new agents.

      Party A shall pay Party B development expenses when Party A violates above clause or can not achieve agreement with new agents.

6. Market Protection

     (1) To ensure the market development in order, Party A shall protect it and supply goods accordance with region code system, which the least unit is a code to check mess action.
     (2) Party A shall not consign any units or individuals in the region of Party B to sell the products herein the contract, or sell directly to any units or individuals in the region of Party B. Party B may consign other units or individuals as its agent to share part of the task in the regulated region. Party A may recommend proper units or individuals to Party B in the above occasions.
     (3) Products of other regions come into the region herein the contract, which will be regarded as violation, and Party A will undertake it.
     (4) Products come out of the region of Party A to other regions, which will be regarded as violation, and Party B will undertake it.
     (5) If there are the violations herein above, and verified by parties, which the damage will pay the other party compensation of three times amount of over regions sales.

7. Responsible Terms by Party A

     (1) Party A ensures that the quality of the products providing to Party B meet the provisions and standards of the country and take any results or damage caused by quality.
     (2) Party A provide all legal documents, approvals, quality testing reports, price approvals and propagandizing materials about products sales.
     (3) Party A shall send out the products in three days after receiving the consignment notice of Party B, and the goods will send to the appointed place or person.
     (4) Party A shall give supports and instructions of academic, advertising and training about market of Party B.

8. Responsible Terms by Party B

     (1) Party B is responsible for organization of marketing, extending, assistance, clearing the payment of goods, personnel employment, masterminding advertising of products and so on, which Party B will undertake all the cost and the results of violation the law.
     (2) Party B is in duty bound to supervise the fake products in the market, and feedback the market news in time, to maintain the honor of Party A and the products.
     (3) Party B shall communicate with Party A in time about the need of the products, to the effect that Party A could arrange production plan in reason.
     (4) Party B has the duty to assort with academic, sales promotion and propaganda activities organized by Party A.

9. Violation of the stipulations

     (1) If either of the two parties is found to have violated the stipulations herein, the other party has the right to inquiry and the damage will undertake the economic losing.
     (2) Either of the two parties wishes to terminate the contract, he shall notice, in writing, the other party two months prior to its expiration.

10. Supplementary terms of agreement dispute

      All disputes arising from the execution of this Agreement shall be settled through friendly consultations. In case no settlement can be reached, the case in dispute shall then be submitted to the court at the seat of Party A.

11. Supplementary terms

Other matters are not set in this contract, which can set supplementary terms.

12. This agreement, when duly signed by the both parties concerned, shall remain if force for one year.

Party A:   Xi'an Tian'an Pharmaceutical Co.,Ltd.
Address:  No.18 Torch Rd. East Development Zone, Xi'an City
Legal Person Representative: Weng JianJun
Tel: 029-85381616
Fax: 029-85381515
Date:Jan. 10th 2006

Party B:  (Stamp) GanSu FuHe Medicine Company
Address:  No.158 ShangXiYuan QiLiHe District LanZhou City
Post Code: 730050
Legal Person Representative: FanTao
Tel: 0931-2633466
Date: Jan. 10th 2006

                            SALES AGENCY AGREEMENT OF
                     XI'AN TIAN'AN PHARMACEUTICAL CO., LTD.

Party A:  Xi'an Tian'an Pharmaceutical Co.,Ltd.(shortened form: party A)

Party B:  GuangDong JiDong Medicine Industry Company (shortened form: party B)

    To develop medicine industry and satisfy the requirements of the patients, and enlarge the products market of Party A, through consultation by parties, which are accordance with Economic Contract Law of the People's Republic of China, Pharmaceutical Administration Law of The People's Republic of China and other laws and statutes to make this agreement by parties.

3.    Sales Territory and Purview Clauses

      Party A identify with Party B as first marketing agent in GuangDong province, and the purview of Party B include hereinafter: to be responsible the business, promotion, contract, employment medical representatives, the management team, organizational development and clinical follow-up promotion, organizations related to the products in GuangDong province, such as academic activities for marketing operations, and assume the entire region sales tasks and expand oversea market with Party A.

2. Products

(1) Name: Compound Ginseng capsule
    Spec: 0.25g*60 granules/bottle   0.25g*72 granules/box

3. Price

     (1) Party A to Party B: Compound Ginseng capsule, 0.25g*60 granules/bottle The price is RMB 63.8/bottle (includes tax). Compound Ginseng capsule, 0.25g*72 granules/box The price is RMB 98/box (includes tax).
     (2) The price differences between settlement price and market price will be the expenses which are to market development including fees of operation, management, business stipend and bonus, and Party A will not pay more.
     (3) Party B shall not sell products to customers at a price below 75% of the trade price, except for special occasions, but with the agreements of Party A.

4. Settlement

     (1) After confirmation of the order, Party B shall remit full payment of the goods to the account appointed by Party A.
     (2) Party B shall pay the above part of the tax writ, which made out by Party A, accordance with the provisions of Party A.

     (3) Clients remit the payment of goods to the account of Party A, and Party A will remit the payment to the account of Party B in three days, which may be postponed when meets festivals and Party A will pay Party B postponed fees as 1%/day.

5. Task

      The sales requirements of Party B are:

         400 bottles of 0.25gx60granules
         300 boxes of 0.25gx72granules

      If Party B accomplished 80% of the annual sales target, Party A should think that Party B accomplish target, and if the sales achievement of Party B was below 80% of the target, even then, the Party A shall give Party a grace period, but if Party B would not accomplish it, which the Party A will consign new agents with the policy of market supplement agency, namely, the clients developed by Party B (clinical hospitals, agents, medicine multiple shops) will continue enjoy the contract price developed, to ensure the market share and think of the investment on market development by Party B in prior period. The undeveloped regions and clinical hospitals will be operated and developed by new agents. Party A is responsible for giving written introduction and assistance to new agents.

Party A shall pay Party B development expenses when Party A violates above clause or can not achieve agreement with new agents.

6. Market Protection

     (1) To ensure the market development in order, Party A shall protect it and supply goods accordance with region code system, which the least unit is a code to check mess action.
     (2) Party A shall not consign any units or individuals in the region of Party B to sell the products herein the contract, or sell directly to any units or individuals in the region of Party B. Party A shall introduce them to Party B in these occasions.
     (3) Products of other regions come into the region herein the contract, which will be regarded as violation, and Party A will undertake it.
     (4) Products come out of the region of Party A to other regions, which will be regarded as violation, and Party B will undertake it.
     (5) If there are the violations herein above, and verified by parties, which the damage will pay the other party compensation of three times amount of over regions sales.

7. Responsible Terms by Party A

     (1) Party A ensures that the quality of the products providing to Party B meet the provisions and standards of the country and take any results or damage caused by quality.
     (2) Party A provide all legal documents, approvals, quality testing reports, price approvals and propagandizing materials about products sales.
     (3) Party A shall send out the products in three days after receiving the consignment notice of Party B, and the goods will send to the appointed place or person.
     (4) Party A shall give supports and instructions of academic, advertising and training about market of Party B.

8. Responsible Terms by Party B

     (1) Party B is responsible for organization of marketing, extending, assistance, clearing the payment of goods, personnel employment, masterminding advertising of products and so on, which Party B will undertake all the cost and the results of violation the law.
     (2) Party B is in duty bound to supervise the fake products in the market, and feedback the market news in time, to maintain the honor of Party A and the products.
     (3) Party B shall communicate with Party A in time about the need of the products, to the effect that Party A could arrange production plan in reason.
     (4) Party B has the duty to assort with academic, sales promotion and propaganda activities organized by Party A.

9. Violation of the stipulations

     (1) If either of the two parties is found to have violated the stipulations herein, the other party has the right to inquiry and the damage will undertake the economic losing.
     (2) Either of the two parties wishes to terminate the contract, he shall notice, in writing, the other party two months prior to its expiration.

10. Supplementary terms of agreement dispute

      All disputes arising from the execution of this Agreement shall be settled through friendly consultations. In case no settlement can be reached, the case in dispute shall then be submitted to the court at the seat of Party A.

11. Supplementary terms

      Other matters are not set in this contract, which can set supplementary terms.

12. This agreement, when duly signed by the both parties concerned, shall remain if force for one year.


Party A: Xi'an Tian'an Pharmaceutical Co.,Ltd.
Address: No.18 Torch Rd. East Development Zone, Xi'an City
Legal Person Representative: Weng JianJun
Tel: 029-85381616
Fax: 029-85381515
Date:Jan. 31st 2006

Party B: (Stamp) GuangDong JiDong Medicine Industry Company
Address: Room 239 No.1 Building, No.100 of Middle Part of XianLie Rd.
         DongShan District GuangZhou City
Post Code: 510070
Legal Person Representative: Lei DaLong
Tel: 021-87373992
Date: Jan. 31st 2006

                            SALES AGENCY AGREEMENT OF
                     XI'AN TIAN'AN PHARMACEUTICAL CO., LTD.

Party A:    Xi'an Tian'an Pharmaceutical Co.,Ltd.(shortened form: party A)

Party B:    HuBiaoHang (Xi'an) NanYang Cordial Company (shortened form: party B)

       To develop medicine industry and satisfy the requirements of the patients, and enlarge the products market of Party A, through consultation by parties, which are accordance with Economic Contract Law of the People's Republic of China, Pharmaceutical Administration Law of The People's Republic of China and other laws and statutes to make this agreement by parties.

4.    Sales Territory and Purview Clauses

      Party A identify with Party B as first marketing agent in ShaanXi province, and the purview of Party B include hereinafter: to be responsible the business, promotion, contract, employment medical representatives, the management team, organizational development and clinical follow-up promotion, organizations related to the products in ShaanXi province, such as academic activities for marketing operations, and assume the entire region sales tasks and expand oversea market with Party A.

2. Products

(1)   Name: Compound Ginseng capsule
      Spec: 0.25g*60 granules/bottle   0.25g*72 granules/box

3. Price

     (1) Party A to Party B: Compound Ginseng capsule, 0.25g*60 granules/bottle The price is RMB 63.8/bottle (includes tax). Compound Ginseng capsule, 0.25g*72 granules/box. The price is RMB 98/box (includes tax).
     (2) The price differences between settlement price and market price will be the expenses which are to market development including fees of operation, management, business stipend and bonus, and Party A will not pay more.
     (3) Party B shall not sell products customers at a price below 75% of the trade price, except for special occasions, but with the agreements of Party A.

4. Settlement

      (1) After confirmation of the order, Party B shall remit full payment of the goods to the account appointed by Party A.
      (2) Party B shall pay the above part of the tax writ, which made out by Party A, accordance with the provisions of Party A.

     (3) Clients remit the payment of goods to the account of Party A, and Party A will remit the payment to the account of Party B in three days, which may be postponed when meets festivals and Party A will pay Party B postponed fees as 1%/day.

5. Task

      The sales requirements of Party B are:

           500 bottles of 0.25gx60 granules
           500 boxes of 0.25gx72 granules

      If Party B accomplished 80% of the annual sales target, Party A should think that Party B accomplish target, and if the sales achievement of Party B was below 80% of the target, even then, the Party A shall give Party a grace period, but if Party B would not accomplish it, which the Party A will consign new agents with the policy of market supplement agency, namely, the clients developed by Party B (clinical hospitals, agents, medicine multiple shops) will continue enjoy the contract price developed, to ensure the market share and think of the investment on market development by Party B in prior period. The undeveloped regions and clinical hospitals will be operated and developed by new agents. Party A is responsible for giving written introduction and assistance to new agents.

      Party A shall pay Party B development expenses when Party A violates above clause or can not achieve agreement with new agents.

6. Market Protection

      (1) To ensure the market development in order, Party A shall protect it and supply goods accordance with region code system, which the least unit is a code to check mess action.
      (2) Party A shall not consign any units or individuals in the region of Party B to sell the products herein the contract, or sell directly to any units or individuals in the region of Party B. Party A shall introduce them to Party B in these occasions.
      (3) Products of other regions come into the region herein the contract, which will be regarded as violation, and Party A will undertake it.
      (4)  Products come out of the region of Party A to other regions, which will be regarded as violation, and Party B will undertake it.
      (5)If there are the violations herein above, and verified by parties, which the damage will pay the other party compensation of three times amount of over regions sales.

7. Responsible Terms by Party A

      (1) Party A ensures that the quality of the products providing to Party B meet the provisions and standards of the country and take any results or damage caused by quality.
      (2) Party A provide all legal documents, approvals, quality testing reports, price approvals and propagandizing materials about products sales.
      (3) Party A shall send out the products in three days after receiving the consignment notice of Party B, and the goods will send to the appointed place or person.
      (4) Party A shall give supports and instructions of academic, advertising and training about market of Party B.

8. Responsible Terms by Party B

      (1) Party B is responsible for organization of marketing, extending, assistance, clearing the payment of goods, personnel employment, masterminding advertising of products and so on, which Party B will undertake all the cost and the results of violation the law.
      (2) Party B is in duty bound to supervise the fake products in the market, and feedback the market news in time, to maintain the honor of Party A and the products.
      (3) Party B shall communicate with Party A in time about the need of the products, to the effect that Party A could arrange production plan in reason.
      (4) Party B has the duty to assort with academic, sales promotion and propaganda activities organized by Party A.

9. Violation of the stipulations

      (1) If either of the two parties is found to have violated the stipulations herein, the other party has the right to inquiry and the damage will undertake the economic losing.
      (2) Either of the two parties wishes to terminate the contract, he shall notice, in writing, the other party two months prior to its expiration.

10. Supplementary terms of agreement dispute

      All disputes arising from the execution of this Agreement shall be settled through friendly consultations. In case no settlement can be reached, the case in dispute shall then be submitted to the court at the seat of Party A.

11. Supplementary terms

      Other matters are not set in this contract, which can set supplementary terms.

12. This agreement, when duly signed by the both parties concerned, shall remain if force for one year.

Party A: Xi'an Tian'an Pharmaceutical Co.,Ltd.
Address: No.18 Torch Rd. East Development Zone, Xi'an City
Legal Person Representative: Weng JianJun
Tel: 029-85381616
Fax: 029-85381515
Date:Feb. 28th 2006

Party B: (Stamp) HuBiaoHang (Xi'an) NanYang Cordial Company
Address: Room 308 B Seat of ChuangTuo Mansion,GaoXin 5th Rd. Xi'an City Post Code: 710075
Legal Person Representative: Yang XiaoHong
Tel: 029-88038558
Date: Feb. 28th 2006

                            SALES AGENCY AGREEMENT OF
                     XI'AN TIAN'AN PHARMACEUTICAL CO., LTD.


Party A:Xi'an Tian'an Pharmaceutical Co., Ltd.(shortened form: party A).

Party B:ShaanXi GuangDa Medicine Industry Company (shortened form: party B).

     To develop medicine industry and satisfy the requirements of the patients, and enlarge the products market of Party A, through consultation by parties, which are accordance with Economic Contract Law of the People's Republic of China, Pharmaceutical Administration Law of The People's Republic of China and other laws and statutes to make this agreement by parties.

1.    Sales Territory and Purview Clauses

      Party A identify with Party B as first marketing agent in XiBei region, and the purview of Party B include hereinafter: to be responsible the business, promotion, contract, employment medical representatives, the management team, organizational development and clinical follow-up promotion, organizations related to the products in XiBei region, such as academic activities for marketing operations, and assume the entire region sales tasks and expand oversea market with Party A.

2.    Products

      (1)   Name: Compound Ginseng capsule
            Spec: 0.25g*60granules/bottle   0.25g*72granules/box

3. Price

      (1) Party A to Party B: Compound Ginseng capsule, 0.25g*60 granules/bottle. The price is RMB 63.8/bottle (includes tax). Compound Ginseng capsule, 0.25g*72 granules/box. The price is RMB 98/box (includes tax).
      (2) The price differences between settlement price and market price will be the expenses which are to market development including fees of operation, management, business stipend and bonus, and Party A will not pay more.
      (3) Party B shall not sell products to customers at a price below 75% of the trade price, except for special occasions, but with the agreements of Party A.

4.    Settlement

      (1) After confirmation of the order, Party B shall remit full payment of the goods to the account appointed by Party A.
      (2) Party B shall pay the above part of the tax writ, which made out by Party A, accordance with the provisions of Party A.

      (3) Clients remit the payment of goods to the account of Party A, and Party A will remit the payment to the account of Party B in three days, which may be postponed when meets festivals and Party A will pay Party B postponed fees as 1%/day.
5. Task

      The sales requirements of Party B are:

            300 bottles of 0.25gx60 granules
            200 boxes of 0.25gx72 granules

      If Party B accomplished 80% of the annual sales target, Party A should think that Party B accomplish target, and if the sales achievement of Party B was below 80% of the target, even then, the Party A shall give Party a grace period, but if Party B would not accomplish it, which the Party A will consign new agents with the policy of market supplement agency, namely, the clients developed by Party B (clinical hospitals, agents, medicine multiple shops) will continue enjoy the contract price developed, to ensure the market share and think of the investment on market development by Party B in prior period. The undeveloped regions and clinical hospitals will be operated and developed by new agents.

Party A is responsible for giving written introduction and assistance to new agents.

      Party A shall pay Party B development expenses when Party A violates above clause or can not achieve agreement with new agents.

6.    Market Protection

      (1) To ensure the market development in order, Party A shall protect it and supply goods accordance with region code system, which the least unit is a code to check mess action.
      (2) Party A shall not consign any units or individuals in the region of Party B to sell the products herein the contract, or sell directly to any units or individuals in the region of Party B. Party A shall introduce them to Party B in these occasions.
      (3) Products of other regions come into the region herein the contract, which will be regarded as violation, and Party A will undertake it.
      (4)   Products come out of the region of Party A to other regions, which will be regarded as violation, and Party B will undertake it.
      (5)   If there are the violations herein above, and verified by parties, which the damage will pay the other party compensation of three times amount of over regions sales.

7. Responsible Terms by Party A

      (1) Party A ensures that the quality of the products providing to Party B meet the provisions and standards of the country and take any results or damage caused by quality.
      (2) Party A provide all legal documents, approvals, quality testing reports, price approvals and propagandizing materials about products sales.
      (3) Party A shall send out the products in three days after receiving the consignment notice of Party B, and the goods will send to the appointed place or person.
      (4) Party A shall give supports and instructions of academic, advertising and training about market of Party B.

8. Responsible Terms by Party B

      (1) Party B is responsible for organization of marketing, extending, assistance, clearing the payment of goods, personnel employment, masterminding advertising of products and so on, which Party B will undertake all the cost and the results of violation the law.
      (2) Party B is in duty bound to supervise the fake products in the market, and feedback the market news in time, to maintain the honor of Party A and the products.
      (3) Party B shall communicate with Party A in time about the need of the products, to the effect that Party A could arrange production plan in reason.
      (4) Party B has the duty to assort with academic, sales promotion and propaganda activities organized by Party A.

9. Violation of the stipulations

      (1) If either of the two parties is found to have violated the stipulations herein, the other party has the right to inquiry and the damage will undertake the economic losing.
      (2) Either of the two parties wishes to terminate the contract, he shall notice, in writing, the other party two months prior to its expiration.

10. Supplementary terms of agreement dispute

      All disputes arising from the execution of this Agreement shall be settled through friendly consultations. In case no settlement can be reached, the case in dispute shall then be submitted to the court at the seat of Party A.

11. Supplementary terms

      Other matters are not set in this contract, which can set supplementary terms.

12. This agreement, when duly signed by the both parties concerned, shall remain if force for one year.

Party A: Xi'an Tian'an Pharmaceutical Co., Ltd.
Address: No.18 Torch Rd. East Development Zone, Xi'an City
Legal Person Representative: Weng JianJun
Tel: 029-85381616
Fax: 029-85381515
Date:Jan. 18th 2006

Party B:  (Stamp) ShaanXi GuangDa Medicine Industry Company
Address:  G Seat 7th Flr. Millennium Star Mansion No.88
Western Part of 2nd South Ring Rd., Xi'an City
Post Code: 710016
Legal Person Representative: Yu ShuHong
Tel: 029-88360888
Date: Jan. 18th 2006

                            SALES AGENCY AGREEMENT OF
                     XI'AN TIAN'AN PHARMACEUTICAL CO., LTD.

Party A:  Xi'an Tian'an Pharmaceutical Co.,Ltd.(shortened form: party A)

Party B:  ShaanXi XinYuan Masterminding Company (shortened form: party B)

      To develop medicine industry and satisfy the requirements of the patients, and enlarge the products market of Party A, through consultation by parties, which are accordance with Economic Contract Law of the People's Republic of China, Pharmaceutical Administration Law of The People's Republic of China and other laws and statutes to make this agreement by parties.

1.  Sales Territory and Purview Clauses

      Party A identify with Party B as first marketing agent in ShaanXi province, and the purview of Party B include hereinafter: to be responsible the business, promotion, contract, employment medical representatives, the management team, organizational development and clinical follow-up promotion, organizations related to the products in ShaanXi province, such as academic activities for marketing operations, and assume the entire region sales tasks and expand oversea market with Party A.

2.       Products

     (1)  Name: Tian'an soft capsule
          Spec: 0.45g*120granules/bottle

3.       Price

     (1) Party A to Party B: Tian'an soft capsule, 0.45g*120granules/bottle The price is RMB 27.6/bottle (includes tax).
     (2) The price differences between settlement price and market price will be the expenses which are to market development including fees of operation, management, business stipend and bonus, and Party A will not pay more.
     (3) Party B shall not sell products to customers at a price below 75% of the trade price, except for special occasions, but with the agreements of Party A.

4.  Settlement

     (1) After confirmation of the order, Party B shall remit full payment of the goods to the account appointed by Party A.
     (2) Party B shall pay the above part of the tax writ, which made out by Party A, accordance with the provisions of Party A.

     (3) Clients remit the payment of goods to the account of Party A, and Party A will remit the payment to the account of Party B in three days, which may be postponed when meets festivals and Party A will pay Party B postponed fees as 1%/day.

5. Task

      The sales requirements of Party B are:

         Tian'an soft capsule:3000pieces/year

      If Party B accomplished 80% of the annual sales target, Party A should think that Party B accomplish target, and if the sales achievement of Party B was below 80% of the target, even then, the Party A shall give Party a grace period, but if Party B would not accomplish it, which the Party A will consign new agents with the policy of market supplement agency, namely, the clients developed by Party B (clinical hospitals, agents, medicine multiple shops) will continue enjoy the contract price developed, to ensure the market share and think of the investment on market development by Party B in prior period. The undeveloped regions and clinical hospitals will be operated and developed by new agents. Party A is responsible for giving written introduction and assistance to new agents.

      Party A shall pay Party B development expenses when Party A violates above clause or can not achieve agreement with new agents.

6. Market Protection

     (1) To ensure the market development in order, Party A shall protect it and supply goods accordance with region code system, which the least unit is a code to check mess action.
     (2) Party A shall not consign any units or individuals in the region of Party B to sell the products herein the contract, or sell directly to any units or individuals in the region of Party B. Party A shall introduce them to Party B in these occasions.
     (3) Products of other regions come into the region herein the contract, which will be regarded as violation, and Party A will undertake it.
     (4) Products come out of the region of Party A to other regions, which will be regarded as violation, and Party B will undertake it.
     (5) If there are the violations herein above, and verified by parties, which the damage will pay the other party compensation of three times amount of over regions sales.

7. Responsible Terms by Party A

     (1) Party A ensures that the quality of the products providing to Party B meet the provisions and standards of the country and take any results or damage caused by quality.
     (2) Party A provide all legal documents, approvals, quality testing reports, price approvals and propagandizing materials about products sales.
     (3) Party A shall send out the products in three days after receiving the consignment notice of Party B, and the goods will send to the appointed place or person.
     (4) Party A shall give supports and instructions of academic, advertising and training about market of Party B.

8. Responsible Terms by Party B

     (1) Party B is responsible for organization of marketing, extending, assistance, clearing the payment of goods, personnel employment, masterminding advertising of products and so on, which Party B will undertake all the cost and the results of violation the law.
     (2) Party B is in duty bound to supervise the fake products in the market, and feedback the market news in time, to maintain the honor of Party A and the products.
     (3) Party B shall communicate with Party A in time about the need of the products, to the effect that Party A could arrange production plan in reason.
     (4) Party B has the duty to assort with academic, sales promotion and propaganda activities organized by Party A.

9. Violation of the stipulations

     (1) If either of the two parties is found to have violated the stipulations herein, the other party has the right to inquiry and the damage will undertake the economic losing.
     (2) Either of the two parties wishes to terminate the contract, he shall notice, in writing, the other party two months prior to its expiration.

10. Supplementary terms of agreement dispute

      All disputes arising from the execution of this Agreement shall be settled through friendly consultations. In case no settlement can be reached, the case in dispute shall then be submitted to the court at the seat of Party A.

11. Supplementary terms

      Other matters are not set in this contract, which can set supplementary terms.

12. This agreement, when duly signed by the both parties concerned, shall remain if force for one year.

Party A: Xi'an Tian'an Pharmaceutical Co.,Ltd.
Address: No.18 Torch Rd. East Development Zone, Xi'an City
Legal Person Representative: Weng JianJun
Tel: 029-85381616
Fax: 029-85381515
Date:Jan. 10th 2006

Party B: (Stamp) ShaaXi XinYuan Masterminding Company
Address: No.92 Eastern Part of ZaoYuan Rd. Xi'an City
Post Code: 710075
Legal Person Representative: Gao ZeMin
Tel: 029-84630331
Date: Jan. 10th 2006